Exhibit 99.1

   Belmond Investor and Analyst MeetingJune 1, 2016 | New York  Belmond Le Manoir aux Quat’Saisons, Oxfordshire, England

 Cautionary StatementsThis Investor and Analyst Meeting presentation and related oral presentations by management contain, in addition to historical information, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements regarding the Company’s three-point growth strategy, future revenue, earnings, RevPAR, EBITDA, statement of operations and cash flow outlook, investment plans, debt financings and refinancings, asset acquisitions, leases and sales, entry into third-party management contracts, benefits of the Company’s brand and similar matters that are not historical facts and therefore involve risks and uncertainties. These statements are based on management’s current expectations and beliefs regarding future developments, are not guarantees of performance and are subject to a number of uncertainties and risks that could cause actual results to differ materially from those described in the forward-looking statements. Factors that may cause actual results, performance and achievements to differ from those express or implied in the forward-looking statements relating to the Company’s ability to execute and achieve its three-point growth strategy, as discussed in this presentation, include, but are not limited to, those mentioned in the Investor and Analyst Meeting presentation slides and oral presentations, our ability to hire and retain the development, property and corporate staff necessary to identify and effect portfolio growth opportunities, our ability to enter additional markets, our ability to finance the three-point growth strategy, management’s assumptions and estimates underpinning forecasts on future performance, the risks of varying customer demand and competitive considerations, future effects, if any, on the travel and leisure markets of terrorist activity and any police or military response, failure to realize expected hotel bookings and reservations, inability to sustain price increases or to reduce costs, rising fuel costs adversely impacting customer travel and the Company’s operating costs, fluctuations in interest rates and currency values, uncertainty of negotiating and completing any future asset acquisitions, leases, sales and third-party management contracts, debt financings and refinancings, capital expenditures and acquisitions, inability to reduce funded debt as planned or to obtain bank agreement to any future requested loan agreement waivers or amendments, adequate sources of capital and acceptability of finance terms, possible loss or amendment of planning permits and delays in construction schedules for expansion projects, delays in reopening properties closed for repair or refurbishment and possible cost overruns, shifting patterns of tourism and business travel and seasonality of demand, adverse local weather conditions, possible challenges to the Company’s ownership of its brands, the Company’s reliance on technology systems and its development of new technology systems, changing global or regional economic conditions and weakness in financial markets which may adversely affect demand, legislative, regulatory and political developments (including the evolving political situation in Ukraine and Brazil and their impact on current and future demand), the threat or current transmission of epidemics, infectious diseases, and viruses, such as the Zika virus which may affect demand in South America and elsewhere, and possible challenges to the Company’s corporate governance structure. Further information regarding these and other factors that could cause management’s current expectations and beliefs not to be realized is included in the filings by the Company with the U.S. Securities and Exchange Commission. Except as otherwise required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statement, whether due to new information, future events or otherwise.Use of Non-GAAP Financial Measures and DefinitionsManagement analyzes the operating performance of the Company on the basis of earnings before interest, foreign exchange, tax (including tax on unconsolidated companies), depreciation and amortization (EBITDA), and believes that EBITDA is a useful measure of operating performance, for example to help determine the ability to incur capital expenditure or service indebtedness, because it is not affected by non-operating factors such as leverage and the historical cost of assets. EBITDA is also a financial performance measure commonly used in the hotel and leisure industry, although the Company’s EBITDA may not be comparable in all instances to that disclosed by other companies. EBITDA does not represent net cash provided by operating, investing and financing activities under U.S. generally accepted accounting principles (U.S. GAAP), is not necessarily indicative of cash available to fund all cash flow needs, and should not be considered as an alternative to earnings from operations or net earnings under U.S. GAAP for purposes of evaluating operating performance.Adjusted EBITDA and adjusted EBITDA margin of the Company are non-GAAP financial measures and do not have any standardized meanings prescribed by U.S. GAAP. They are, therefore, unlikely to be comparable to similar measures presented by other companies, which may be calculated differently, and should not be considered as an alternative to net earnings, cash flow from operating activities or any other measure of performance prescribed by U.S. GAAP. Management considers adjusted EBITDA and adjusted EBITDA margin to be meaningful indicators of operations and uses them as measures to assess operating performance. Adjusted EBITDA and adjusted EBITDA margin are also used by investors, analysts and lenders as measures of financial performance because, as adjusted in the foregoing manner, the measures provide a consistent basis on which the performance of the Company can be assessed.  Cautionary Statements and Use of Non-GAAP Financial Measures and Definitions  2

 Use of Non-GAAP Financial Measures and Definitions (continued)The Company uses the following non-GAAP financial measures: CAGR: Represents compound annual growth rate. EBITDA: Represents earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA: Represents EBITDA adjusted for non-recurring items, foreign exchange (a non-cash item), asset acquisitions, leases and sales, disposals of investments, and certain other items (some of which may be recurring) that management does not consider indicative of ongoing operations or that could otherwise have a material effect on the comparability of the Company’s operations. Adjusted EBITDA margin: Represents adjusted EBITDA divided by revenue. Liquidity: Represents unrestricted cash and amounts committed but undrawn under the Company’s revolving credit facility. Net debt: Equals working capital facilities, short- and long-term debt (including obligations under capital leases) less debt issuance costs and discount on secured term loan, offset by cash and cash equivalents, including restricted cash. Net leverage: Equals net debt divided by adjusted EBITDA for the last twelve months. Net cash flow from operations: Represents cash flow from operations after payments for cash interest, payments for cash taxes, advances to unconsolidated companies and working capital movements. Excludes payments for maintenance capital expenditures. Revenue: Represents revenue and earnings from unconsolidated companies. RevPAR: Represents revenue per available room, which for any property in a given period is the total rooms revenue divided by the number of available rooms.All references to constant currency represent a comparison between periods excluding the impact of foreign exchange movements. The Company calculates these amounts by translating prior-year results at current-year exchange rates. The Company analyzes certain key financial measures on a constant currency basis to better understand the underlying results and trends of the business without distortion from the effects of currency movements.Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures for this presentation and related matters are set forth in the Supplemental Financial Information posted to the Company’s investor relations website at investor.belmond.com.These Cautionary Statements and Use of Non-GAAP Financial Measures and Definitions apply to the Investor and Analyst Meeting presentations herein.  Cautionary Statements and Use of Non-GAAP Financial Measures and Definitions  3

 Roeland Vos – President and Chief Executive Officer  Welcome and Key Messages  4  Belmond Hotel Rio Sagrado, Sacred Valley, Peru

 Three-Point Growth Strategy  Today’s Agenda  5   2. Increase Brand Awareness  Roeland Vos – President and CEO  Welcome and Key Messages  Roeland Vos – President and CEO  Company Overview and Introduction to Strategy  Roeland Vos – President and CEO   1. Drive Top-Line Growth and Bottom-Line Results  Philippe Cassis – EVP and COO   3. Expand Global Footprint  Roeland Vos – President and CEO  Financial Outlook  Martin O’Grady – EVP and CFO  Closing Remarks  Roeland Vos – President and CEO  Q&A

 Welcoming Remarks  6

   Clear Strategy with Defined Roadmap  3    Solid Foundationfor Growth  2    Key Messages  7  1 As compared to adjusted EBITDA for 2015 and the number of hotels in operation as of December 31, 2015. Adjusted EBITDA growth is based on a calculation prepared in U.S. dollars for all references included in this presentation.2 Increase comes from both organic and footprint expansion growth.      2020 Aspirational Goals 1  Increaseadj. EBITDA 2  Increaseproperties  RepositionedCompany  1  2X  2X

 Roeland Vos – President and Chief Executive Officer  Company Overview and Introduction to Strategy  8  Belmond Hotel Caruso, Ravello, Italy

 Company Overview and Introduction to Strategy  9  Where we have come from: A repositioned Company with a 40-year heritageWhere we are today: A solid foundation for growthWhere we are going: Our three-point growth strategy

 A 40-Year History, A Rich Heritage  10  Built unmatched luxury portfolioEstablished a reputation for delivering superior luxury experiences    Belmond40 Years of Fabulous

 Strategic Progress Over 2013 – 2015 has Laid Solid Foundation for Growth  11  Reduced net leverage  Launched Belmond brand  Exceeded asset sale target of $50-$70 million  Board renewal  Enhanced asset value through re-investment in portfolio  Simplified debt structure  Was opaque; now transparent  From 4.7x at 12/31/12 to 3.8x at 3/31/16   Moved away from legacy brand with limited potential to represent the breadth of portfolio  Includes sale of Hotel Ritz for 50x EBITDA  7 of 8 directors new since 2009; mandatory retirement age of 75  $138 million of project capex invested for 2013 – 2015

 Company Overview and Introduction to Strategy  12  Where we have come from: A repositioned Company with a 40-year heritageWhere we are today: A solid foundation for growthWhere we are going: Our three-point growth strategy

   Strong balance sheet  5  Where We Are Today  13    Diversified luxury portfolio  1    Premium, irreplaceable assets  2    Global footprint in attractive markets  3    Globally-diverse, high-spending customer base  4    Strengthened leadership team  6

         1. Diversified Luxury Portfolio  14  Revenue  Adjusted EBITDA  Hotels, Safaris & Restaurants 1  Trains & Cruises 1  2015 Revenue Breakdown  2015 Key Metrics  $562 million  $120 million   35  9  1 As of December 31, 2015. Excludes properties under development.2 As of December 31, 2015. Includes part-owned / managed hotels.  Trains & Cruises15%  Hotels – Europe36%  Hotels – Restof World 223%  Hotels – North America26%

 Belmond Hotel Splendido, Portofino, Italy  2. A Portfolio of Premium, Irreplaceable Assets  15  Belmond Hotel Monasterio, Cusco, Peru  Belmond Hotel Cipriani, Venice, Italy  Belmond Le Manoir aux Quat’Saisons, Oxfordshire, England  Belmond Mount Nelson Hotel, Cape Town, South Africa  Belmond Hotel das Cataratas, Iguassu Falls, Brazil  Belmond Reid’s Palace, Madeira, Portugal  Belmond Napasai, Koh Samui, Thailand  Belmond Charleston Place, South Carolina

 2. A Portfolio of Premium, Irreplaceable Assets  16  Belmond Copacabana Palace, Rio de Janeiro, Brazil  Belmond La Residencia, Mallorca, Spain  Belmond Mount Nelson Hotel, Cape Town, South Africa  Belmond Afloat in France  Belmond Governor’s Residence, Yangon, Myanmar  Belmond Maroma Resort & Spa, Riviera Maya, Mexico  Belmond Royal Scotsman, Edinburgh, United Kingdom  Belmond Sanctuary Lodge, Machu Picchu, Peru  Belmond Grand Hotel Europe, St Petersburg, Russia  Venice Simplon-Orient-Express, Europe

 3. Global Footprint in Attractive Markets  17                                                            11 Hotels4 Trains1 River cruise  1 Hotel3 Safari camps  6 Hotels1 Restaurant  7 Hotels1 Train  6 Hotels1 Train2 River cruisers

 4. Globally-Diverse, High-Spending Customer Base  18  1 Calculated using room nights sold for the year ended December 31, 2015 at owned, part-owned and managed hotels.2 Represents total revenue generated per room night sold for owned hotels by region.  2015 Guest Origin 1  Europe (ex. UK)21%  North America47%  SouthAmerica8%  United Kingdom13%  2015 Total Revenueper Room Night Sold by Region 2  Asia8%  Africa / Middle East3%

   5. Strong Balance Sheet to Support Growth  19  Balance Sheet at March 31, 2016  1 Includes unrestricted cash balance of $121.0 million and $105.0 million undrawn revolver.        $226million  Liquidity 1    3.8x  Net Leverage  Belmond Royal Scotsman – Luxurious Rail Journeys in Europe

6. Strengthened Leadership Team



Roeland Vos
President and Chief Executive Officer

- Appointed chief executive officer of Belmond in September 2015, with 30+ years in the lodging industry
- Previously with Starwood Hotels & Resorts as President of the Europe, Middle East & Africa division for 12 years
- Joined Belmond's board of directors in June 2014



James Simmonds
Senior Vice President, Global Development

- Joined Belmond in January 2015
- Previously with Rosewood Hotels & Resorts as Senior Vice President – Development, Asia Pacific and China



Martin O'Grady
Executive Vice President and Chief Financial Officer

- Joined Belmond in February 2008
- Previously with Orion Capital Managers, a European real estate investment firm, as chief financial officer, Security Capital Group and Mandarin Oriental



Eva Ziegler
Interim Brand Leader

- Joined Belmond in February 2016
- Previously with C&A as Brand and Marketing Director Europe, and with Starwood Hotels & Resorts as Senior Vice President, Global Brand Leader, Le Meridien and W



Philippe Cassis
Executive Vice President and Chief Operating Officer

- Joined Belmond in October 2015
- Previously with Sun Resorts Ltd. as chief executive officer and director, and with Starwood Hotels & Resorts in various senior leadership positions



Katherine Blaisdell
Senior Vice President, Design and Project Development

- Joined Belmond in June 2013
- Previously with Rosewood Hotels & Resorts as vice president of architecture and design



Rich Levine
Executive Vice President and Chief Legal Officer

- Joined Belmond in February 2012
- Previously with Kerzner International Holdings Limited as executive vice president and general counsel



Ingrid Eras-Magdalena
Senior Vice President, Global Human Resources

- Joined Belmond in September 2014
- Previously with Starwood Hotels & Resorts as vice president, people development and staffing for the Europe, Middle East & Africa division

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 Company Overview and Introduction to Strategy  21      Where we have come from: A repositioned Company with a 40-year heritageWhere we are today: A solid foundation for growthWhere we are going: Our three-point growth strategy

       Our Three-Point Growth Strategy  22  1. Drive top-line growth and bottom-line results  2. Increase brand awareness  3. Expand global footprint

 Strategy Will Drive Equivalent Organic and Footprint Expansion Growth  23  Organic Growth50%  Footprint Expansion50%  2015 Adjusted EBITDA  +  =    2020 Aspirational Goals 1  Increaseadj. EBITDA 2  Increaseproperties  2X  2X  1 As compared to adjusted EBITDA for 2015 and the number of hotels in operation as of December 31, 2015.2 Increase comes from both organic and footprint expansion growth.

 Philippe Cassis – Executive Vice President and Chief Operating Officer  Three-Point Growth Strategy: 1. Drive Top-Line Growth and Bottom-Line Results  24  Eastern & Oriental Express, Southeast Asia

 STRATEGY 1Multiple Opportunities Exist to Drive Organic Growth  25  1 As compared to 2015 results. Organic growth (from existing properties).         Revenue growth opportunities  Focusing on people and service  Adjusted EBITDA margin opportunities          2020 Aspirational Goals 1  RevPAR CAGR 3%-5% Revenue CAGR 3%-5%Adj. EBITDA CAGR 7.5-9.5%

 STRATEGY 1Multiple Opportunities Exist to Drive Organic Growth  26  1 As compared to 2015 results. Organic growth (from existing properties).         Revenue growth opportunities  Focusing on people and service  Adjusted EBITDA margin opportunities            2020 Aspirational Goals 1  RevPAR CAGR 3%-5% Revenue CAGR 3%-5%Adj. EBITDA CAGR 7.5-9.5%

   Re-investing in our portfolio        STRATEGY 1 Targeting Revenue Growth Opportunities  27  Improving sales, reservations and revenue management processes  Upgrading core systems  Getting more out of food & beverage  A fundamental shift to a seamless, customer-centric, revenue-focused organization  1  2  3  5    4

 STRATEGY 1 1. A Fundamental Shift to a Seamless, Customer-Centric, Revenue-Focused Organization  28    Central Support   Operations        Sales  Reservations  Revenue Management  Customer

STRATEGY 1

2. Improving Sales, Reservation and Revenue Management Processes

A — Expand Market Share

- Re-allocate sales resources
- Pursue new segments
- Re-focus existing resources on new geographies

B — Increase Capture of Demand

- Provide comprehensive reservations offering
- Expand hours to 24/7
- Increase language coverage
- Create strong reservations platform for existing properties and future third-party owners

C — Expand Revenue Management Scope

- Drive revenue management beyond rooms
- Recategorize current room types to drive increased rate
- Implement revenue management for trains & cruises
- Consolidate global systems
- Optimize channel and segment management

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STRATEGY 1

2. Improving Sales, Reservations and Revenue Management Processes

A | Expand Market Share Example | Targeting New Geography – Germany

Opportunity

- 1.1 million high net worth individuals ("HNWI") in Germany [1]

Actions

- Strengthen Germany-based sales force
- Focus efforts on best products for German HNWIs

Results expected

- Germans represented ~4% of 2015 room nights sold (~22,000) [2]
- Increasing room nights sold by 50% (11,000) would equate to incremental rooms revenue of ~$5 million

Top HNWI Populations by Market [1]
(2014; in millions)


4.4
2.5
1.1
0.9
United States
Japan
Germany
China

Top 4 markets = 60.3% of global HNWI population

[1] Source: Cap Gemini World Wealth Report 2015.
[2] Includes owned and part-owned / managed hotels.

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STRATEGY 1

2. Improving Sales, Reservations and Revenue Management Processes

B | Increase Capture of Demand Example

Expanded Centralized Reservations, Providing 24/7 Coverage with More Languages Supported


Charleston Central Reservations office
London Central Reservations office
Rapallo Central Reservations office
Singapore Central Reservations office
Singapore
Current coverage
New coverage with Singapore CRO

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STRATEGY 1

2. Improving Sales, Reservations and Revenue Management Processes

C | Expand Revenue Management Example | Rooms Recategorization at Belmond Mount Nelson Hotel

Opportunity

- Generate higher ADR by reclassifying select keys with minimal investment

Actions

- Invested ~$200,000 in total
- Recategorized 68 keys
  - Added three new room categories; removed one category

Results expected

- ~$0.5 million in incremental rooms revenue for recategorized keys forecasted for 2016, with high flow through



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STRATEGY 1

3. Upgrading Core Systems

Customer Relationship Management

- Improve customer relationship management and central database platform
  - Provide automated, personalized marketing communications
  - Enhance platform to create guest recognition program
  - Generate better production reporting to facilitate more effective sales process

Revenue Management

- Build new business intelligence platform to drive more effective decision-making
- Implement new trains & cruises revenue management system

Website

- Optimize website to increase conversion rate

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STRATEGY 1

3. Upgrading Core Systems

Website Example | **Increasing Web Bookings**

Opportunity

- Capture greater direct demand by increasing conversion rate on website

Actions

- Optimize current website to facilitate bookings
- Overhaul existing website to create best-in-class, cohesive branded website in 2017

Results expected

- Increase web revenue to best-in-class industry standards


Potential Upside
= ~$30 million
of incremental revenue [1]

[1] Based on revenue booked through the website for hotels in 2015.

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STRATEGY 1

4. Re-investing in Our Portfolio with EBITDA-Enhancing Capex

Case Study: Belmond Villa Sant'Andrea, Taormina, Sicily

Initiative

- Increase total keys by 17% between 2014 and 2016
- Total of 10 junior suites added

Total investment

- $4.6 million dollars

Expected return

- ~$2.0 million of revenue and ~$1.2 million of adjusted EBITDA projected for year 3 of operations for 10 new keys [1]
- ~4-year payback period [2]



[1] Combination of projected revenue and adjusted EBITDA for both projects in their respective third year of operations.
[2] Blended payback period based on underwriting projections.

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STRATEGY 1

5. Getting More Out of Food & Beverage

Drive volume

- Increase in-house capture rate
- Maximize walk-in business
- Generate increased banqueting business from groups (wedding, social events, etc.)

Optimize pricing

- Share best practices across portfolio
- Perform regular pricing reviews
- Trial extension of dynamic pricing model

Generate incremental business

- Better-utilize public relations opportunities


A $1 increase in average food & beverage spend per room night sold = incremental revenue of
~$0.6 million

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 STRATEGY 1Multiple Opportunities Exist to Drive Organic Growth  37        Revenue growth opportunities  Focusing on people and service  Adjusted EBITDA margin opportunities              2020 Aspirational Goals 1  RevPAR CAGR3%-5% Revenue CAGR3%-5%Adj. EBITDA CAGR 7.5-9.5%  1 As compared to 2015 results. Organic growth (from existing properties).

STRATEGY 1

Focusing on People and Service

Drive volume

- Implement new management incentive scheme for greater alignment of organizational goals
- Launch core values training – encourage employees to "live and breathe" Belmond brand
- Create property-level leadership succession planning
- Recruit based on brand values

Service excellence

- Develop branded guest experience
- Implement standard operating procedures to support branded guest experience
- Target consistency, not conformity in service delivery


A 1% point increase in online reputation score has been shown in a 2012 Cornell study[1] to drive a 1.4% increase in RevPAR, which would = ~$4 million
of incremental rooms revenue to Belmond[2]

[1] Source: The Impact of Social Media on Lodging Performance, Cornell Center for Hospitality Research 2012.
[2] Impact of increase in RevPAR for owned, part-owned and managed hotels based on 2015 results.

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 STRATEGY 1Multiple Opportunities Exist to Drive Organic Growth  39        Revenue growth opportunities  Focusing on people and service  Adjusted EBITDA margin opportunities              2020 Aspirational Goals 1  RevPAR CAGR 3%-5% Revenue CAGR 3%-5%Adj. EBITDA CAGR 7.5-9.5%  1 As compared to 2015 results. Organic growth (from existing properties).

   STRATEGY 1 Putting a Greater Emphasis on Margin Expansion  40  1 Includes owned and joint venture hotels.2 Includes owned hotels only.  ~$3 million incremental adjusted EBITDA  ~$2 million incremental adjusted EBITDA  ~$1.4 million incremental adjusted EBITDA  Rooms Margin1% point increase across the portfolio 1  Food & Beverage Margin1% point increase across the portfolio 1  Utilities Savings10% decrease across the portfolio 2  Major Categories for Savings Opportunities:• Labor • Food and beverage costs• Purchasing • Utilities contracts

 STRATEGY 1 Organic Growth Projected to Drive ~50% of Total Growth  41  3%-5%  3%-5%  +400-500 bps  7.5%-9.5%  RevPAR CAGR  Revenue CAGR  Adjusted EBITDA margin expansion  Adjusted EBITDA CAGR  ~50%  2020 growth from existing operations            1 As compared to 2015 results. Organic growth (from existing properties).   2020 Aspirational Goals 1  2012 - 2015  2%  1%  +240 bps  5%

STRATEGY 1

Multiple Opportunities Exist to Drive Organic Growth

- Revenue growth opportunities
  - A fundamental shift to a seamless, customer-centric, revenue-focused organization
  - Improving sales, reservations and revenue management processes
  - Upgrading core systems
  - Re-investing in our portfolio
  - Getting more out of food & beverage
- Focusing on people and service
  - People and training
  - Service excellence
- Adjusted EBITDA margin opportunities
  - Rooms margin
  - Food & beverage margin
  - Utilities savings

2020
Aspirational Goals [1]

RevPAR CAGR
3%-5%

Revenue CAGR
3%-5%

Adj. EBITDA CAGR
7.5-9.5%

[1] As compared to 2015 results. Organic growth (from existing properties).

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 Roeland Vos – President and Chief Executive Officer  Three-Point Growth Strategy: 2. Increase Brand Awareness   43  Belmond Eagle Island Lodge, Okavango Delta, Botswana

 STRATEGY 2 Belmond Offers Authentic Escapes  44  Portfolio is connected by a thread of authentic escapes defined by:One-of-a-kind productsPersonalized, genuine serviceIntimate sizeUnique locations and a link to nature Guest programming to connect people with themselves and their environment    Belmond

 STRATEGY 2 Our Customer is ‘Hyper Connected’ and Looking to Disconnect to Reconnect  45  Highly successful high net worth individual; ‘always on’Looking to disconnect from his or her busy life Wants to escape and slow down to take time to reconnect with him or herself        Customer

 STRATEGY 2 Competition is divided into ‘Luxury Master Brands’ or ‘Collection Brands’  46  Competition either focuses on:Master brands: the ultimate level of luxury; ORCollection brands: uniqueness of the individual hotelWe stand out from the sea of the same with authentic escapes  LUXURY MASTER BRANDS  COLLECTION BRANDS    Competition

 STRATEGY 2 Belmond has Defined its Niche…its “White Space”  47    Belmond    Customer     WHITE SPACE  Competition      Building on our strengths Relevant to the consumerDifferent from the competition

STRATEGY 2

A Step-by-Step Plan to Increasing Brand Awareness

Step 1: Define

a) Product core strengths
b) Target consumer
c) Core values and personality
d) Purpose and vision
e) New visual identity

Step 2: Communicate

a) Internal communications
b) External communications
c) Key tradeshows
d) Brand partnerships

Step 3: Engage

a) On-brand guest experiences for guests and employees
b) CRM to drive personalisation
c) New website and digital strategy

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 Roeland Vos – President and Chief Executive Officer  Three-Point Growth Strategy: 3. Expand Global Footprint  49  Belmond Hotel Caruso, Ravello, Italy

STRATEGY 3

Deal Selection Criteria

Brand fit criteria:

- ✓ Resort destinations
- ✓ Cities with high leisure component
- ✓ Pioneering destinations
- ✓ Willing to consider smaller hotels than competition

My preferred brand

Target markets:

- ✓ Fit with target market prioritization
  - Europe
  - Asia
  - Middle East
  - Americas

Financial criteria:

- ✓ Value accretive
- ✓ Conservative debt
- ✓ Small portfolios of ~5 hotels

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     STRATEGY 3Development Resources in Line with Targeted Geographies  51    Americas1 person~2017  Europe3 people 12015 – 2016  Asia1 personLate 2016  1 Includes senior vice president who started in January 2015 and director who started in April 2016.    Middle East / Indian Ocean1 personLate 2016

STRATEGY 3

Pursuing Wide Spectrum of Deal Types

Ease of Execution

Deal type	Description
Acquisition [1]	• Outright purchase of single asset or small portfolio
Lease	• Lower upfront cost but third party retains ownership • Fixed and / or variable rent
GOP guarantee	• Guarantee minimum performance • Possibility to claw back any funding in later years
Key money	• Investment after hotel opens • Buys contract for a minimum period • Amortized over term of contract
Minority JV	• Sliver equity • Joint venture structure
Pure management	• No financial investment by Belmond
Trains & cruises	• New build or acquisition; 100% ownership

PLUS:

Deal type	Description
Franchise	• Owner does not wish to relinquish control but operates at minimum standards • Appears on Belmond's platform; Belmond receives % of rooms revenue

[1] Includes single asset and small portfolio acquisitions.

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STRATEGY 3

Acquisition Opportunities – Example of Structure

- **Single hotel acquisitions**
  - 50 to 100 keys
  - 100% ownership
    - Total cost of $500,000 to $800,000 per key (incl. capex)
    - Funded 40% cash / 60% debt
  - Purchase non-trophy assets at attractive valuations to re-position and add value
- **Small portfolio hotel acquisitions**
  - Equivalent to ~5 single asset acquisitions


Belmond Villa Sant'Andrea, Taormina, Sicily

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 54  STRATEGY 3 Management Opportunities – Example of Structure  Range from 50 to 150 keys (75 keys on average)Annual fee income from ~$500,000 (target threshold)Types:Performance guarantee (funding shortfall only if performance metrics not met; exposure capped; claw back)Key money (small financial contribution, typically towards re-branding existing hotels)Minority joint ventures (typically <20% equity stake)Pure management (no investment)  Belmond Cadogan Hotel, London, United Kingdom

 STRATEGY 3Aspirational Deal Signings by 2020  55  Total portfolio to increase from current 44 to a total of 80-97 properties in operation in 2020 1  22-33  15-20  2-6  44-67  Hotel management agreements  Hotel acquisition and leases 1  Train & cruises deals  TOTAL DEALS SIGNED  5-8  Hotel franchise agreements  1 Includes single asset and small portfolio acquisitions.2 Includes Belmond Cadogan Hotel, which is expected to open in early 2017, and Belmond Grand Hibernian, which is expected to launch in Q3 2016.  Total new properties in operation through 2020  36-53 2

STRATEGY 3

Multiple Deals – Largest EBITDA Benefit Expected from Acquisitions

Allocation of Total Deals Opened by 2020


Franchise Agreements
Acquisitions / Leases [1]
Trains & Cruises
Management Agreements

Allocation of Footprint Expansion 2020 EBITDA [2]


Franchise Agreements
Trains & Cruises
Management Agreements
Acquisitions / Leases
+ Future openings of management and franchise agreements

[1] Includes single asset and small portfolio acquisitions and leases.
[2] Illustrative allocation. Based on adjusted EBITDA from new properties in operation in 2020. Excludes impact of disposed assets and incremental overhead.

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STRATEGY 3

A Disciplined Approach to Financing Our Growth

- **Will utilize balance sheet, where necessary, to fund growth**
  - Year-end net leverage not expected to exceed 5x
- **Pursue deals that meet financial criteria**
  - Value accretive
  - Conservative debt levels
- **The sale of select existing assets will partially fund larger investments**
  - With long-term management agreements

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STRATEGY 3

Why We Will Win Deals

- **Dedicated development team with a plan to put the right resources in targeted markets**
- **Integrated, sales-driven operating platform with best-in-class operations team**
- **Strong value proposition for third-party owners**
  - Best-in-class operations
  - Strong sales
  - Strong brand
- **Wide universe of deal opportunities due to**
  - Emphasis on hotels in smaller resort locations, where Belmond excels versus competition
  - More flexibility than competitors on product specifications (e.g., number of keys, room size, lobby size, etc.)
- **Access to a strong balance sheet to support growth**
  - Working with capital partners, when necessary, to get brand distribution

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 Roeland Vos – President and Chief Executive Officer  Three-Point Growth Strategy  59  Belmond Maroma Resort & Spa, Riviera Maya, Mexico

       Our Three-Point Growth Strategy  60  1. Drive top-line growth and bottom-line results  2. Increase brand awareness  3. Expand global footprint

 Solid Platform, Clear Roadmap  61    Solid Foundationfor Growth  2  Premium asset valueStrong balance sheetStrengthenedmanagement team  Clear Strategywith Defined Roadmap  3  Drive top-line growth and bottom-line resultsIncrease brand awarenessExpand global footprint  RepositionedCompany  1  Reduced leverage; simplified debt structureLaunched Belmond brandBoard renewal  2020 Aspirational Goals 1    1 As compared to adjusted EBITDA for 2015 and the number of hotels in operation as of December 31, 2015.2 Increase comes from both organic and footprint expansion growth.  Increaseadj. EBITDA 2  Increaseproperties  2X  2X

 Martin O’Grady – Executive Vice President and Chief Financial Officer  Financial Outlook  62  Belmond Grand Hotel Timeo, Taormina, Sicily

 Prior progressOur approach to capital allocationFinancial roadmap – a closer look  Agenda  63

 Growth from 2012 to 2015  64  5%CAGR  +240bps  1%CAGR  Revenue($ in millions)  Adjusted EBITDA($ in millions)  Adjusted EBITDAMargin

Exceeded 2013 Asset Sale Target

May 2013	March 2014	May 2015	Exceeded Target
Target Established	Sold	Sold	Results
2-3 assets	Inn at Perry Cabin, St. Michaels, MD	Hotel Ritz, Madrid equity interest [2]	✓ 2 assets sold
\$50-\$70 million proceeds	Proceeds of \$36.3 million [1]	Proceeds of \$44.6 million [3]	✓ Proceeds of \$80.9 million
18-24 months	Retained management		✓ 24 months

[1] Pre-tax proceeds; net of transaction costs and \$3.0 million of key money to be used for agreed capital enhancements to the hotel.
[2] Belmond's 50% share in the joint venture that previously owned Hotel Ritz.
[3] Pre-tax proceeds; Belmond's share after repayment of outstanding property-level debt and transaction costs plus payment of fees for termination of management agreement.

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 Significantly Reduced Leverage Through Multi-Year Strategy  66  Net Leverage  1 Net leverage was 3.8x at March 31, 2016.  1

 Simplified Balance Sheet  67  Debt Maturity Profile 1($ in millions)  Strong liquidity – $226.0 million 2Low weighted average interest rate – 4.3%Balanced fixed-to-floating-rate debt split – 51%/49%    1 As of March 31, 2016. 2 Includes unrestricted cash of $121.0 million and undrawn corporate revolver of $105.0 million.

 $505.5 million balance at 3/31/2016 USD tranche of $338.1 million; EUR tranche of €147.0 million ($167.4 million)Matures in 2021Pre-payable without penalty; minimal mandatory amortizationLIBOR / EURIBOR + 300 bps, with 1% floor (25 bps reduction realized on EUR tranche in Q2 2015)Incremental capacity available through $100 million+ accordion   Existing Debt Structure has Potential Incremental Capacity of At Least $235 Million  68  $105.0 million capacityMatures in 2019LIBOR + 275 bps2 financial covenants (leverage and coverage), with substantial headroomUndrawn as of 3/31/2016; $105 million available  $86.0 million bank debt balanceMatures in 2019No amortizationLIBOR + 212 bpsPotential to increase balance would provide $30-$40 million of incremental cash        Term Loan  Revolving Credit Facility  Belmond Charleston Place

         Disciplined Allocation of Cash Flow for 2013 – 2015   69  Net Cash Flow from Operations+ Asset Sale Proceeds$273 million  Investment in Business  $(188) million capex$(138) million in project 1$ (50) million in maintenance  Share Repurchases 2  Other 3  Net Cash Increase 4  $(38) million  $(5) million  $42 million  1 Includes $24 million of project capex related to Belmond El Encanto, Santa Barbara, California.2 To date, the Company has repurchased $40.0 million under its $75.0 million share repurchase program.3 Includes debt borrowings, net of repayments and fees, effect of foreign exchange on cash, and other.4 Increase in closing unrestricted cash balance (2015 vs. 2012).

 Progress is Continuing in 2016  70  Revenue($ in millions)  Adjusted EBITDA($ in millions)  Adjusted EBITDA Margin  Q1 2016 vs. Q1 2015  FY 2016 constant currency RevPAR guidance of 3%-7% growth  84%  +370bps  -

 Prior progressOur approach to capital allocationFinancial roadmap – a closer look  Agenda  71

Capital Allocation Principles

1 Maintain Strong Balance Sheet

- Maintain moderate leverage to balance high operational gearing
- Maintain simple, transparent debt structure
- Manage healthy balance of fixed and floating rate debt

2 Invest for Growth

- Invest predominantly in EBITDA-enhancing project capex
- Utilize asset recycling: fund more-sizeable acquisitions with proceeds from asset sales

3 Return Capital to Shareholders

- Repurchased $40.0 million to date
- Retain ability to repurchase up to another $35.0 million on an opportunistic basis

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Investing for Growth

Sources

- Cash from operations
- Revolver
- New debt
- Future asset sale proceeds

Disciplined Capital Allocation

Uses

- Existing portfolio
  - Maintenance capex
  - Project capex
    - Defensive
    - EBITDA-enhancing
    - High visibility
- Footprint expansion
  - Single asset acquisitions and long-term leases
  - Small portfolio acquisitions
  - Performance guarantees
  - Key money
  - Minority JV / sliver equity

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 Prior progressOur approach to capital allocationFinancial roadmap – a closer look  Agenda  74

 2020 Aspirational Goals 1  75  3%-5%CAGR  7.5%-9.5%CAGR  ~50%/50%  +300-400 bps  Revenue growth - existing portfolio 2  Adjusted EBITDA growth - existing portfolio 2  Growth breakdown (footprint expansion / organic growth)  Adjusted EBITDA margin expansion (total Company)  5x(3.8x at 3/31/2016)  Year-end net leverage not expected to exceed  1 2020 aspirational goals as compared to 2015 results.2 Organic growth (from existing properties).

 Re-Investing in Our Portfolio  76  1 Includes project capital expenditures at existing properties and in new IT systems. Amounts shown are in addition to annual maintenance capital expenditures of between 3% and 4% of revenue.   Project Capital Expenditures 1($ in millions)  $150-$210 million over next 5 years

Potential Breakdown of Adjusted EBITDA from Footprint Expansion


2020 Aspirational Goals
Adjusted EBITDA from Footprint Expansion
($ in millions)
$6-$11
Management and Franchise Agreements
$3-$10
Trains & Cruises
$62-$73
Acquisitions and Leases
$(18)-$(26)
Disposed Assets and Incremental Overhead
$53-$68
2015
2020 Goal

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 Potential Growth from Existing Portfolio and Footprint Expansion Doubles Adjusted EBITDA by 2020  78  Aspirational Goals – Adjusted EBITDA($ in millions)  +$53-$68  +$53-$68  Existing Portfolio  FootprintExpansion 1  1 Equals adjusted EBITDA related to footprint expansion less adjusted EBITDA of disposed assets and incremental overhead.  $226-$256  $120  $120    Organic Growth

       $445-$475million  Significant Potential Sources to Fund Growth 2016 – 2020  79  $390-$430millionTarget net leverage < 5xMin. expected corporate liquidity = $100 million  $175-$250million  Total Potential Sources of $1.010-$1.155 billion        Net Cash FlowfromOperations 1  AdditionalDebtOutstanding at 12/31/2020  ProceedsfromAsset Sales  1 Includes adjusted EBITDA from organic growth and footprint expansion growth.

Potential Allocation of Projected Cash Flow 2016 – 2020

Net Cash Flow from Operations [1]
+ Asset Sale and Debt Proceeds
$1.010-$1.155 billion

Re-Investment in Existing Portfolio [2]	Footprint Expansion			Other [4]
	Acquisitions / Leases [3]	Management / Franchise Deals	Trains & Cruises Deals	
$(275)-$(340) million	$(670)-$(745) million	$(10)-$(15) million	$(25)-$(65) million	$(30)-$10 million

Total = $(705)-$(825) million

[1] Includes adjusted EBITDA from organic growth and footprint expansion growth.
[2] Includes project capex and maintenance capex.
[3] Includes single asset and portfolio acquisitions and leases.
[4] Includes projected mandatory repayments of existing debt, net of change in unrestricted cash balance.

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IN SUMMARY

Financial Outlook

Proven Track Record

- Exceeded asset sale target
- Achieved leverage targets

Strong Balance Sheet and Discipline

- Simplified balance sheet; strong liquidity
- Disciplined capital allocation
- Sale of select existing assets expected to partially fund larger investments
- Year-end net leverage not expected to exceed 5x
  - Long-term goal of 3.5x-4x

Growth

- Double the number of properties [1]
- Double adjusted EBITDA [1]

[1] 2020 aspirational goal. As compared to adjusted EBITDA for 2015 and the number of hotels in operation as of December 31, 2015.

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Roeland Vos – President and Chief Executive Officer  Closing Remarks  82  Belmond La Residencia, Mallorca, Spain

 Virtuous Cycle Creates Additional Value Beyond 2020 EBITDA  83  1 Signed but not yet opened deals.  And Momentum Continues to Build…  Pipeline of Unopened Deals 1  “Deal Machine”  Critical Mass  Brand Value          Increase in Owned Asset Value

 IN SUMMARYSolid Platform, Clear Roadmap  84    Increaseadj. EBITDA 2  Increaseproperties  2X  2X  Solid Foundationfor Growth  2  Premium asset valueStrong balance sheetStrengthenedmanagement team  Clear Strategywith Defined Roadmap  3  Drive top-line growth and bottom-line resultsIncrease brand awarenessExpand global footprint  RepositionedCompany  1  Reduced leverage; simplified debt structureLaunched Belmond brandBoard renewal  2020 Aspirational Goals 1    1 As compared to adjusted EBITDA for 2015 and the number of hotels in operation as of December 31, 2015.2 Increase comes from both organic and footprint expansion growth.

 Belmond Villa San Michele, Florence, Italy